Exhibit 10.1
 CONFIDENTIAL TREATMENT

Supplemental Agreement No. 64

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES, CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 19, 2010, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES, CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

WHEREAS, ***;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.           Letter Agreement No. SWA-PA-1810-LA-1000419 *** attached hereto and incorporated into the Agreement by this reference.

* * *
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                                                                           SA-64-1
SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                           SOUTHWEST AIRLINES, CO.

By: /s/ Isabelle Sessions                                                                                               By: /s/ Scott Topping
Its:    Attorney-In-Fact                                                                                                   Its: VP Treasurer

TABLE OF CONTENTS

ARTICLES		Page Number	SA Number

1.	Subject Matter of Sale	1-1	SA-13
2.	Delivery, Title and Risk of Loss	2-1	SA-28
3.	Price of Aircraft	3-1	SA-47
4.	Taxes	4-1
5.	Payment	5-1
6.	Excusable Delay	6-1
7.	Changes to the Detail Specification	7-1	SA-1
8.	Federal Aviation Requirements and Certificates and Export License	8-1
9.	Representatives, Inspection, Flights and Test Data	9-1
10.	Assignment, Resale or Lease	10-1
11.	Termination for Certain Events	11-1
12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1
13.	Buyer Furnished Equipment and Spare Parts	13-1
14.	Contractual Notices and Requests	14-1
15.	Miscellaneous	15-1

P.A. No. 1810
K/SWA                               SA-64

TABLE OF CONTENTS CON'T

TABLE		SA Number
1.	Aircraft Information Table	SA-63
2.	Option Aircraft Information Table	SA-63

EXHIBITS		SA Number
A	Aircraft Configuration	SA-61
B	Product Assurance Document	SA-1
C	Customer Support Document
D	Price Adjustments Due to Economic Fluctuations - Aircraft
E	Buyer Furnished Equipment Provisions Document
F	Defined Terms Document

LETTER AGREEMENTS
1810-1	Waiver of Aircraft Demonstration Flight

RESTRICTED LETTER AGREEMENTS		SA Number
6-1162-RLL-932R2	Promotional Support	SA-13
6-1162-RLL-933R21	Option Aircraft	SA-60
6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14
6-1162-RLL-935R1	Performance Guarantees	SA-1
6-1162-NIW-890	***	SA-39
6-1162-RLL-936R4	Certain Contractual Matters	SA-4

P.A. No. 1810
K/SWA                               SA-64

TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS CONT’D		SA Number
6-1162-RLL-937	Alternate Advance Payment Schedule
6-1162-RLL-938	***
6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1
6-1162-RLL-940R1	Training Matters	SA-1
6-1162-RLL-941R2	Other Matters	SA-13
6-1162-RLL-942	Open Configuration Matters
6-1162-RLL-943R1	Substitution Rights	SA-6
6-1162-RLL-944	***
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4
6-1162-RLL-1856	***	SA-1
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1
6-1162-RLL-1858R1	Escalation Matters	SA-4
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1
6-1162-RLL-2073	Maintenance Training Matters	SA-1
6-1162-KJJ-054R1	Business Matters
6-1162-KJJ-055R1	Structural Matters	SA-25
6-1162-KJJ-056	Noise and Emission Matters	SA-13
6-1162-KJJ-057	Product Development Matters	SA-13
6-1162-KJJ-058	Additional Substitution Rights	SA-13
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

P.A. No. 1810
K/SWA                               SA-64

TABLE OF CONTENTS CON'T

RESTRICTED LETTER AGREEMENTS CON’T		SA Number
6-1162-JMG-669R8	***	SA-54
6-1162-JMG-747R1	***	SA-36
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32
6-1162-NIW-606R1	***	SA-36
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39
6-1162-NIW-1142	***	SA-43
6-1162-NIW-1369	***	SA-46
6-1162-NIW-1983	***	SA-62
SWA-PA-1810-LA-1000419	***	SA64

P.A. No. 1810
K/SWA                              SA-64

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-PA-1810-LA-1000419

Southwest Airlines, Co.
P.O. Box 36611 – Love Field
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700 aircraft (Aircraft)

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (Agreement) between The Boeing Company (Boeing) and Southwest Airlines, Co. (Buyer) relating to Model 737-7H4 aircraft.  All terms used and not defined herein will have the same meaning as in the Agreement.

1.	***

In consideration of Buyer’s purchase of NDT inspection equipment for use on Buyer’s 737-300, 737-500 and/or 737-700 fleet, ***

2.	Assignment.
The *** are provided in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

BOEING PROPRIETARY

Southwest Airlines, Co.
SWA-PA-1810-LA-1000419

3.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by applicable law or government regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ Isabelle Sessions

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 19, 2010

SOUTHWEST AIRLINES, CO.

By	/s/ Scott Topping

Its	V.P. Treasurer

BOEING PROPRIETARY